LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2000

Seeks long-term capital appreciation

KEMPER SMALL CAP
VALUE FUND

     "... It was strictly a momentum investor's market, in which the largest and highest-priced stocks were
                               rewarded -- a distinct disadvantage for small-cap
                                                   value investors like us. ..."

                                                             [KEMPER FUNDS LOGO]

                                                                       CONTENTS

                                                                              3
                                                              ECONOMIC OVERVIEW

                                                                              5
                                                             PERFORMANCE UPDATE

                                                                              8
                                                               INDUSTRY SECTORS

                                                                              9
                                                               LARGEST HOLDINGS

                                                                             10
                                                       PORTFOLIO OF INVESTMENTS

                                                                             18
                                                           FINANCIAL STATEMENTS

                                                                             21
                                                           FINANCIAL HIGHLIGHTS

                                                                              25
NOTES TO FINANCIAL STATEMENTS
AT A GLANCE


 KEMPER SMALL CAP VALUE FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE). [BAR GRAPH]

                                                                                                          LIPPER SMALL COMPANY
                                                 KEMPER SMALL CAP VALUE      KEMPER SMALL CAP VALUE       VALUE FUNDS CATEGORY
KEMPER SMALL CAP VALUE FUND CLASS A                   FUND CLASS B                FUND CLASS C                  AVERAGE*
-----------------------------------              ----------------------      ----------------------       --------------------
-4.96                                                     -5.31                       -5.34                       7.95

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGE; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   5/31/00   11/30/99
 .........................................................
    KEMPER SMALL CAP VALUE FUND
    CLASS A                         $16.87     $17.75
 .........................................................
    KEMPER SMALL CAP VALUE FUND
    CLASS B                         $16.24     $17.15
 .........................................................
    KEMPER SMALL CAP VALUE FUND
    CLASS C                         $16.32     $17.24
 .........................................................

 KEMPER SMALL CAP VALUE FUND
 RANKINGS AS OF 5/31/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SMALL COMPANY GROWTH FUNDS
 CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #312 of 331 funds     #314 of 331 funds     #313 of 331 funds
 ....................................................................................
    3-YEAR       #186 of 192 funds     #189 of 192 funds     #188 of 192 funds
 ....................................................................................
    5-YEAR       #104 of 110 funds            N/A                   N/A
 ....................................................................................

INVESTMENT IN SECURITIES OF SMALL COMPANIES MAY INVOLVE A GREATER RISK OF LOSS AND MORE ABRUPT FLUCTUATIONS IN MARKET PRICE THAN INVESTMENT IN LARGER COMPANIES. CONCENTRATION OF THE FUND'S ASSETS IN SPECIFIC SECTORS MAY PRESENT A GREATER RISK THAN INVESTMENT IN A MORE DIVERSIFIED FUND.

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. A LONGER- TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED KEMPER SMALL CAP
                           VALUE FUND IN THE SMALL VALUE CATEGORY. PLEASE
                           CONSULT THE PROSPECTUS FOR A DESCRIPTION OF
                           INVESTMENT POLICIES.

LIQUIDITY Liquidity is a measure of how easy or hard it is to buy or sell a stock. Due to higher recognition levels and a greater quantity of shares, large-cap stocks are typically more liquid than small-cap stocks. Reduced liquidity offers both greater risk and greater return potential: Investors who wish to sell a less-liquid stock may find it difficult to secure a buyer but may also be able to dictate a higher price if the stock is in demand.

MOMENTUM INVESTOR One who invests in stocks that are rising and are perceived to have strong potential for further price gains.
NARROW MARKET A period when market leadership is concentrated among a relatively small number of stocks.

PRICE-TO-EARNINGS RATIO A price-to-earnings ratio, often referred to as "P/E" , or a "multiple," is a measure of how much an investor is paying for a company's earning power. It is calculated by dividing a company's stock price by its earnings for the most recent four quarters.

VALUATION The level at which an asset or company is trading, or the analytical technique used to determine the value of an asset or a company.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes true distress, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered.

  Before explaining why, perhaps it's best to start with a review of how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  It's a bit early to tell how the Fed's monetary policy is working so far. The policymakers only started raising interest rates about a year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going to walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The May dip in housing starts and auto sales -- especially the higher priced, gas guzzling sport utility vehicles -- is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to drop about 10 percent in 2001.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend. Corporate bond issuance through mid-June was 35 percent below the first five and a half months of 1999.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 8 percent more from January through May of this year than they did during the first five months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the sector will see unit growth of about 50 percent this year, double the growth in 1999. It's hard even for superstars to sustain these stratospheric

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before it succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. We expect the Fed to be successful and slow down shoppers in the months ahead -- but the victory won't be an easy one. We expect at least one more rate hike and a few more financial fireworks before consumers and the economy hoist the white flag.

  So what will the slowdown look like? During the spring, retail sales, housing starts and job creation slowed, but strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about 3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's recent tightening will probably rein growth in to just 3 percent.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 29, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[EYSENBACH PHOTO]

JAMES (MAC) EYSENBACH IS THE LEAD PORTFOLIO MANAGER FOR KEMPER SMALL CAP VALUE FUND. EYSENBACH JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1991. HE IS A CHARTERED FINANCIAL ANALYST. HE HOLDS AN M.B.A. DEGREE IN FINANCE FROM THE ANDERSON SCHOOL AT UCLA.
PORTFOLIO MANAGER CALVIN YOUNG ALSO CONTRIBUTES HIS INVESTMENT MANAGEMENT EXPERIENCE TO THE FUND. HE JOINED THE ORGANIZATION IN 1990. YOUNG EARNED AN M.B.A. FROM GOLDEN GATE UNIVERSITY IN SAN FRANCISCO.
THE TEAM IS SUPPORTED BY INVESTMENT PROFESSIONALS INCLUDING ECONOMISTS, RESEARCH ANALYSTS, TRADERS AND OTHER SPECIALISTS THROUGHOUT THE UNITED STATES AND ABROAD. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

                             IN A MARKET DRIVEN TO EXTREMES BY INVESTORS WILLING TO IGNORE FUNDAMENTALS AND PAY INORDINATELY HIGH PRICES FOR STOCKS, WHERE DOES A SMALL-CAP VALUE INVESTOR FIND VALUE? LEAD PORTFOLIO MANAGER MAC EYSENBACH TELLS HOW KEMPER SMALL CAP VALUE FUND FARED IN THIS MOMENTUM INVESTOR'S MARKET AND WHY HE REMAINS COMMITTED TO THE RIGOROUS, TIME-TESTED INVESTMENT DISCIPLINE THAT HE BELIEVES IS THE FUND'S LONG-TERM STRENGTH.

Q     WILL YOU PROVIDE AN OVERVIEW OF MARKET CONDITIONS DURING THE PERIOD,
HIGHLIGHTING PARTICULAR CHALLENGES OR BENEFITS TO FUND MANAGEMENT OR
PERFORMANCE?

A     Wild swings in the stock market effectively divided the semiannual period into distinct halves. During the first three months, investors continued to turn a blind eye toward fundamentals, choosing instead to fuel the fire in so-called new-economy stocks that had burned since early in 1999. A very narrow band of stocks -- mostly technology, media and telecommunications (TMT) companies -- tended to post robust gains, while the vast majority of stocks outside these sectors were mired in a stagnant market. The major market indices, such as the S&P 500 and the Nasdaq Composite, which are heavily weighted in TMT names, climbed to all-time highs. The Russell 2000 index, a common small-stock benchmark, also hit record highs, rising nearly 28 percent in three months. However, the stocks leading this index were anything but small. At year-end, the top 10 stocks in the index had an average market capitalization of $6 billion and an average stock price that was more than 200 times earnings. It was strictly a momentum investor's (see Terms To Know, on page 2) market, in which the largest and highest-priced stocks were rewarded -- a distinct disadvantage for small cap value investors like us.

  A historically precipitous drop in the Nasdaq starting in March caused a dramatic shift in the markets during the second half of the period. The correction in TMT gave rise to more value-oriented investment opportunities than we had seen in the past 18 months, during which the market was particularly inhospitable to value investors. Unfortunately, the rebound was generally limited to large-cap value stocks. Small-cap value stocks merely held flat in the three-month period, in which the overall small-cap index dropped more than 17 percent.

Q     HOW DID KEMPER SMALL CAP VALUE FUND PERFORM IN THIS EXTRAORDINARY MARKET
ENVIRONMENT?

A     This has been a difficult period for the fund. Our commitment to a rigorous, long-term value investment strategy prohibited us from fully participating in the hottest stocks in the TMT sectors. Quite simply, most of these stocks did not fit our criteria, in terms of either their valuations (see Terms To Know, on page 2) or their size. Many of the leaders had outgrown the small-cap universe, which would have prevented us from buying them even if their valuations had not been extreme.

PERFORMANCE UPDATE

Not surprisingly, the fund's diversified value approach held it back during the first three months of the period. When the correction came, that strict value discipline helped cushion the fund's drop relative to the overall small-cap market but not compared with small-cap value benchmarks.

  Despite having a portfolio of stocks with stronger fundamental values (P/Es 16 percent lower and earnings growth rates more than 50 percent higher than the Russell 2000 Value index), the fund trailed the index. For the semiannual period ended May 31, 2000, Kemper Small Cap Value Fund lost 4.96 percent (Class A Shares, unadjusted for sales charge). This compares with the benchmark, the Russell 2000 Value index, which gained 6.0 percent, and its peers in the Lipper Small Cap Value Fund universe, which was up 7.95 percent.

  We are indeed disappointed with fund performance. Our goal is, of course, to outperform both the fund's benchmark and its peers. Our disappointment is somewhat tempered, however, by the short-term nature of these performance figures. First, our value-oriented investment style, which focuses on finding fundamentally strong companies at low prices, was at total variance with the market during the period. Second, because the fund was still completing its transition to its new sector-relative value investment strategy, costs associated with changes in the portfolio exacerbated the challenges presented by the market. (In August 1999, the fund's management changed.) Going forward, we are confident that we will be able to compete head-to-head with some of our strongest and most capable peers. Finally, it's important to note that because the index is reconfigured only once a year, many of the market leaders that had far outgrown their small cap status continued to be included. To some extent, their strong gains skewed the index average.

Q     WILL YOU EXPLAIN THE DIFFERENCES BETWEEN AN ABSOLUTE-VALUE AND
RELATIVE-VALUE INVESTMENT APPROACH AND YOUR GOALS IN RESTRUCTURING THE
PORTFOLIO?

A     Generally, absolute-value managers choose stocks based on one or more fundamental criteria, such as price-to-earnings (P/E) ratios (see Terms To Know, on page 2), applied to a broad universe of stocks. They screen stocks to find those that fall within, for example, a certain P/E range and choose those with the best expected returns. The problem is that low- P/E stocks are naturally more prevalent in some sectors, such as financials and consumer cyclicals. On the contrary, fewer are found in technology, health care and other growth industries. Therefore, by focusing on a valuation measure applied to a broad universe, managers may inadvertently end up making sector bets, which can increase risk to the portfolio.

  Relative value managers, on the other hand, seek to determine the value of individual stocks vis-a-vis their peers in a given industry or sector. In managing Kemper Small Cap Value Fund, we strive to keep the economic sector weighting for the fund closely in line with the small cap market. Then we concentrate our efforts where we believe we can add the greatest value: in choosing the stocks within each sector that are most likely to fare well. This is what drives performance.

  We use a process of thorough quantitative analysis designed to uncover companies that are undervalued, often because they are out of favor with investors, for one reason or another. We systematically collect information on a universe of approximately 2,000 companies and compare the attractiveness of stocks within each economic sector on a relative basis to identify those with the highest expected returns.

  We look for stocks with discounted valuations, based on price-to-earnings, price-to-book and price-to-cash-flow ratios. Typically the fund's holdings are 20 to 30 percent less pricey than the index averages. In addition, we look for stable or improving company fundamentals, such as positive sales and earnings trends and positive changes in earnings estimates -- characteristics that suggest the market at large is more likely to recognize that these companies are undervalued.

Q     MANY OF THE FUND'S 10 LARGEST HOLDINGS ARE DIFFERENT FROM THE LIST AT THE
END OF THE LAST SEMIANNUAL PERIOD. WILL YOU ADDRESS THESE CHANGES?

A     In an effort to build a portfolio designed to combat the challenges of small-cap investing -- namely, high individual security risk and high trading costs associated with less liquid stocks (see Terms To Know, on page 2) -- we've increased the number of holdings to more than 200 names and capped the maximum position size. As part of this restructuring, there have been changes in the top holdings, but the differences among individual stock weightings are now relatively small, particularly among the top holdings. This provides greater diversification, which can significantly reduce risk, and it

PERFORMANCE UPDATE

increases flexibility at the trading desk. While we believe that this broad diversification will be beneficial over the long run, it can have an adverse effect in periods when market leadership is concentrated among a few stocks, such as the recent narrow market (see Terms to Know, on page 2).

Q     IN WHICH ECONOMIC SECTORS DID YOU FIND THE GREATEST OPPORTUNITIES?

A     The best-performing economic sectors were utilities and energy. The strength in utility stocks came in the second half of the period as investors looked for "safety." The continuing rise of oil prices prompted a rebound in oil and gas stocks, making energy the top-performing market sector for the period. Our stock selections outperformed the averages in utilities but trailed in energy.

  Likewise, our selections did not keep pace in the strong-performing health care and technology sectors. In each case, a focus on companies with attractive fundamentals proved to be counterproductive. The market instead rewarded stocks with higher P/Es and lower earnings growth rates, but over the long run we do not believe this is sustainable.

  We recognize that our unwillingness to invest in some of the hot, so-called new-economy stocks -- especially Internet-related companies with significant losses and only dim hopes of ever reaching profitability -- has been detrimental to short-term performance. But we believe that over time, these companies will ultimately be confronted by the imperative to earn a profit, and failing that, their stock prices will collapse. In fact, the Nasdaq's collapse in the last three months of the period suggests to us that investors are beginning to recognize that risk.

Q     WHAT IS YOUR OUTLOOK FOR SMALL-CAP VALUE INVESTING?

A     We are optimistic about a rebound in small-cap value stocks. At the turn of the new millennium, the proportion of small-cap stocks with single-digit P/Es is greater than at any time in the past 10 years. In addition, while the phenomenal performance of growth stocks has made them THE place to be in the recent past, history shows that performance leadership rarely remains entrenched. The market may be driven to extremes by emotion in the short run, but logic and rationalism tend to prevail over time. There are excellent value-investment opportunities to be uncovered.

Q     DO YOU HAVE ANY CLOSING COMMENTS?

A     We remind our shareholders of the importance of evaluating performance over the long term. Markets tend to change quickly and often radically, as can relative fund performance. It's our belief that our commitment to a rigorous investment discipline will be rewarded over time. It's ironic, really, to think that the potential return advantage to long-term investors would be diminished if everyone shared this view. Instead, short-term market dislocations can create greater opportunities for investors who have the patience to stick with a disciplined approach.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MAY 31, 2000, AND ON NOVEMBER 30, 1999.
[BAR GRAPH]

                                                                KEMPER SMALL CAP VALUE FUND        KEMPER SMALL CAP VALUE FUND
                                                                         ON 5/31/00                        ON 11/30/99
                                                                ---------------------------        ---------------------------
Technology                                                                  18.4                               16.8
Consumer non-durables                                                       18.1                               18.1
Capital goods                                                                 16                               14.9
Finance                                                                     13.2                               16.6
Health care                                                                 11.5                                8.1
Basic materials                                                              6.3                                8.8
Transportation                                                               4.8                                4.8
Energy                                                                         4                                3.5
Utilities                                                                    3.9                                3.9
Communication services                                                       3.8                                4.5

A COMPARISON WITH THE RUSSELL 2000 VALUE INDEX(+)
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER SMALL CAP VALUE FUND REPRESENTED ON MAY 31, 2000, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 2000 VALUE INDEX.
[BAR GRAPH]

                                                                KEMPER SMALL CAP VALUE FUND        RUSSELL 2000 VALUE INDEX ON
                                                                         ON 5/31/00                          5/31/00
                                                                ---------------------------        ---------------------------
Technology                                                                  18.4                                 13
Consumer non-durables                                                       18.1                               17.4
Capital goods                                                                 16                               10.7
Finance                                                                     13.2                               28.1
Health care                                                                 11.5                                4.6
Basic materials                                                              6.3                                7.5
Transportation                                                               4.8                                3.1
Energy                                                                         4                                6.7
Utilities                                                                    3.9                                8.5
Communication services                                                       3.8                                0.4

+ THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED,
  PRICE-ONLY INDEX COMPRISING 2,000 OF THE SMALLEST STOCKS (ON THE BASIS OF CAPITALIZATION) IN THE RUSSELL 3000 INDEX.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 18.6 percent of the fund's total investment portfolio on May 31, 2000.

               HOLDINGS                                                          PERCENT
----------------------------------------------------------------------------------------
1.             FORTRESS INVESTMENT           The company invests in                2.3%
                                             undervalued real estate-related
                                             assets, both domestic and
                                             international.
----------------------------------------------------------------------------------------
2.             AMERICA WEST HOLDINGS         The company is a full-service         2.3%
                                             passenger airline serving more
                                             than 100 destinations in the
                                             continental U.S., Canada and
                                             Mexico. It also operates a
                                             tour-packaging division, America
                                             West Vacations, and a travel
                                             tour-packaging subsidiary,
                                             America West's Leisure Company.
----------------------------------------------------------------------------------------
3.             AMERICAN AXLE &               AAM is a manufacturer of axles,       2.0%
               MANUFACTURING HOLDINGS, INC.  propeller shafts and chassis components for light trucks, SUVs
                                             and passenger cars for General
                                             Motors and other automakers.
----------------------------------------------------------------------------------------
4.             PRENTISS                      The company is a                      1.9%
               PROPERTIES                    self-administered and -managed
                                             real estate investment trust that
                                             invests primarily in office and
                                             industrial buildings.
----------------------------------------------------------------------------------------
5.             CONMED                        The company develops,                 1.9%
                                             manufactures and markets
                                             disposable electrosurgical
                                             instruments, accessories and
                                             generators and disposable medical
                                             devices for monitoring.
----------------------------------------------------------------------------------------
6.             SPRING INDUSTRIES, INC.       The company makes bed and bath        1.9%
                                             products under the Springmaid and
                                             Wamsutta brands and infant
                                             bedding and layette products
                                             under the Dundee brand. Spring
                                             also makes fabrics for the
                                             home-sewing market and decorative
                                             window blinds and hardware.
----------------------------------------------------------------------------------------
7.             EL PASO ELECTRIC              The company generates and             1.8%
                                             distributes electricity for
                                             nearly 300,000 residential,
                                             commercial, industrial and
                                             wholesale customers in West
                                             Texas.
----------------------------------------------------------------------------------------
8.             PERFORMANCE                   The company distributes products      1.5%
               FOOD GROUP                    to more than 20,000 food service
               COMPANY                       customers throughout much of the
                                             U.S. as well as restaurant
                                             equipment, cleaning and paper
                                             supplies. It also offers
                                             inventory management and
                                             efficiency evaluation services.
----------------------------------------------------------------------------------------
9.             TRINITY INDUSTRIES, INC.      The company primarily is a            1.5%
                                             manufacturer of railcars, metal
                                             containers and highway
                                             guardrails. It also builds barges
                                             for transporting commodities,
                                             such as grain and coal.
----------------------------------------------------------------------------------------
10.            AMCOL INTERNATIONAL           The company produces a wide range     1.5%
                                             of specialty minerals and
                                             chemicals used for industrial,
                                             environmental and
                                             consumer-related applications.
----------------------------------------------------------------------------------------

*The fund's holdings are subject to change and should not be considered a recommendation to buy individual securities.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL-CAP VALUE FUND
Portfolio of Investments at May 31, 2000 (unaudited)

    REPURCHASE AGREEMENTS--2.6%                                                     PRINCIPAL AMOUNT      VALUE
                                             State Street Bank and Trust Company,
                                               6.370%, to be repurchased at
                                               $10,652,884 on 06/01/2000
                                               (Cost $10,651,000)**                   $10,651,000      $ 10,651,000
                                             --------------------------------------------------------------------------
         COMMON STOCKS--97.4%                                                       NUMBER OF SHARES

CONSUMER DISCRETIONARY--5.2%
  APPAREL & SHOES--1.2%
                                             Genesco Inc.*                                146,500         2,261,594
                                             K-Swiss Inc."A"                               33,900           444,938
                                             Tarrant Apparel Group*                        35,000           280,000
                                             The Buckle, Inc.*                             14,500           196,656
                                             Wolverine World Wide, Inc.*                  152,600         1,716,750
                                             --------------------------------------------------------------------------
                                                                                                          4,899,938

  DEPARTMENT & CHAIN STORES--0.9%
                                             Deb Shops, Inc.*                             102,400         1,267,200
                                             Dress Barn Inc.*                              51,500         1,100,812
                                             Goody's Family Clothing, Inc.*                92,800           504,600
                                             Pacific Sunwear of California, Inc.*          15,250           244,953
                                             Shopko Stores, Inc.*                          38,300           703,763
                                             --------------------------------------------------------------------------
                                                                                                          3,821,328

  HOME FURNISHINGS--0.3%
                                             American Woodmark Corp.                       54,100         1,021,137
                                             Haverty Furniture Co., Inc.                    7,200            81,000
                                             --------------------------------------------------------------------------
                                                                                                          1,102,137

  HOTELS & CASINOS--0.7%
                                             Anchor Gaming*                                39,100         1,747,281
                                             Pinnacle Entertainment, Inc.                  59,100         1,126,594
                                             --------------------------------------------------------------------------
                                                                                                          2,873,875

  RECREATIONAL PRODUCTS--0.1%
                                             Fairfield Communities, Inc.                   46,300           390,656
                                             --------------------------------------------------------------------------

  RESTAURANTS--1.7%
                                             CEC Entertainment, Inc.                       92,700         2,132,100
                                             NPC International, Inc.                      188,200         1,752,613
                                             O'Charley's Inc.*                             93,100         1,297,581
                                             Ruby Tuesday, Inc.                           174,600         1,724,175
                                             Ryan's Family Steak Houses, Inc.*             28,300           254,700
                                             --------------------------------------------------------------------------
                                                                                                          7,161,169

  SPECIALTY RETAIL--0.3%
                                             Cellstar Corp.*                               77,500           217,968
                                             Trans World Entertainment Corp.*             107,400         1,074,000
                                             --------------------------------------------------------------------------
                                                                                                          1,291,968
-----------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES--7.0%
  ALCOHOL & TOBACCO--0.2%
                                             Schweitzer-Mauduit International,
                                               Inc.                                        66,600           915,750
                                             --------------------------------------------------------------------------

  CONSUMER ELECTRONIC--0.8%
                                             Applica Inc.*                                 73,900         1,090,025
                                             Salton, Inc.*                                 66,800         2,116,725
                                             --------------------------------------------------------------------------
                                                                                                          3,206,750

  CONSUMER SPECIALTIES--0.1%
                                             Russ Berrie & Co., Inc.                       10,300           195,056
                                             Sola International, Inc.*                     83,900           419,500
                                             --------------------------------------------------------------------------
                                                                                                            614,556

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    NUMBER OF SHARES      VALUE

  FOOD & BEVERAGE--3.4%
                                             Earthgrains Co.                               51,900      $    856,350
                                             Fresh Del Monte Produce Inc.*                441,700         3,202,325
                                             Imperial Sugar Co.                            99,200           136,400
                                             J & J Snack Foods Corp.*                      82,400         1,225,700
                                             Jack in the Box Inc.*                         52,300         1,297,694
                                             Michael Foods, Inc.                           34,200           786,600
                                             Performance Food Group Co.*                  201,800         6,381,925
                                            ---------------------------------------------------------------------------
                                                                                                         13,886,994
-----------------------------------------------------------------------------------------------------------------------


  PACKAGE GOODS/ COSMETICS--0.2%
                                             Chattem, Inc.*                                59,600      $    707,750
                                             --------------------------------------------------------------------------

  TEXTILES--2.3%
                                             Nautica Enterprises, Inc.*                   131,700         1,629,788
                                             Polymer Group, Inc.                           57,400           419,738
                                             Springs Industries, Inc. "A"                 161,100         7,652,250
                                             --------------------------------------------------------------------------
                                                                                                          9,701,776

HEALTH--11.2%
  BIOTECHNOLOGY--0.4%
                                             Bio-Rad Laboratories, Inc. "A"*               47,500         1,101,406
                                             Catalytica, Inc.*                             41,400           393,300
                                             --------------------------------------------------------------------------
                                                                                                          1,494,706

  HEALTH INDUSTRY SERVICES--2.8%
                                             AmeriPath, Inc.*                             239,500         2,050,718
                                             Covance, Inc.*                                32,000           228,000
                                             Hanger Orthopedic Group, Inc.*               149,000           717,063
                                             Hooper Holmes, Inc.                           84,200           863,050
                                             Magellan Health Services, Inc.*              200,700           426,488
                                             PAREXEL International Corp.*                 152,700         1,374,300
                                             Quest Diagnostics Inc.*                       12,300           822,563
                                             Res-Care, Inc.*                               33,400           258,850
                                             Superior Consultant Holdings Corp.*           64,400           507,150
                                             Syncor International Corp.*                   75,100         3,698,675
                                             US Oncology, Inc.*                           147,500           700,625
                                             --------------------------------------------------------------------------
                                                                                                         11,647,482

  HOSPITAL MANAGEMENT--2.2%
                                             Coventry Health Care, Inc.*                  183,300         2,176,687
                                             Province Healthcare Co.*                      61,700         1,735,313
                                             Quorom Health Group, Inc.*                   526,200         5,081,119
                                             --------------------------------------------------------------------------
                                                                                                          8,993,119

  MEDICAL SUPPLY & SPECIALTY--4.7%
                                             Acuson Corporation*                          118,900         1,456,525
                                             Bacou USA, Inc.*                             132,800         2,622,800
                                             Conmed Corp.*                                318,400         7,681,400
                                             Cooper Companies, Inc.*                       75,600         2,608,200
                                             ResMed, Inc.*                                  1,600            38,400
                                             Theragenics Corp.*                           115,300         1,030,494
                                             Twinlab Corp.*                               207,500         1,478,438
                                             Ventana Medical Systems, Inc.*                 6,900           259,181
                                             Vital Signs Inc.                              84,200         1,778,725
                                             Wesley Jessen VisionCare, Inc.*               16,600           613,163
                                             --------------------------------------------------------------------------
                                                                                                         19,567,326

  PHARMACEUTICALS--1.1%
                                             Advance Paradigm, Inc.*                       86,300         1,337,650
                                             Alpharma Inc.                                 25,300         1,252,350
                                             Bio-Technology General Corp.*                  8,800            92,400
                                             Rexall Sundown, Inc.*                         78,200         1,862,138
                                             Sicor Inc*                                     7,700            65,931
                                             --------------------------------------------------------------------------
                                                                                                          4,610,469
-----------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS--2.5%
  TELEPHONE/ COMMUNICATIONS--2.4%
                                             AVT Corp.*                                   120,400         1,091,125
                                             CT Communications, Inc.                       43,700         1,398,400
                                             CapRock Communications Corp.*                 23,500           470,000

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    NUMBER OF SHARES      VALUE
                                             Commonwealth Telephone Enterprises,
                                               Inc.*                                       18,300      $    842,943
                                             General Communication, Inc. "A"*             117,900           574,763
                                             IDT Corp.*                                     5,100           166,069
                                             North Pittsburgh Systems, Inc.                94,300         1,178,750
                                             Pacific Gateway Exchange, Inc.*              116,800           372,300
                                             Plantronics, Inc.*                             1,200           102,450
                                             US LEC Corp.CL A*                             33,900           644,100
                                             Westell Technologies, Inc.*                   22,100           363,269
                                             Xircom, Inc.*                                 70,800         2,920,500
                                             --------------------------------------------------------------------------
                                                                                                         10,124,669

  MISCELLANEOUS--0.1%
                                             Tut Systems, Inc.*                             6,400           331,200
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL--12.9%
  BANKS--3.6%
                                             Dime Community Bancshares                     47,600           776,475
                                             Downey Financial Corp.                        20,000           595,000
                                             First Federal Financial Corp.*                88,800         1,193,250
                                             First Republic Bank*                          40,800           688,500
                                             First Washington Bancorp, Inc.                78,500         1,133,343
                                             GBC Bancorp                                   64,500         1,842,281
                                             Imperial Bancorp*                            320,464         5,688,236
                                             MAF Bancorp, Inc.                             31,500           620,156
                                             PFF Bancorp, Inc.                            103,000         1,416,250
                                             St. Francis Capital Corp.                     62,200           859,138
                                             --------------------------------------------------------------------------
                                                                                                         14,812,629

  INSURANCE--3.7%
                                             AmerUS Life Holdings, Inc.                    32,100           639,993
                                             CNA Surety Corp.                             100,100         1,251,250
                                             Delphi Financial Group, Inc. "A"*             25,704           861,084
                                             Farm Family Holdings, Inc.*                   70,200         1,895,400
                                             First American Financial Co.                  70,000         1,163,750
                                             LandAmerica Financial Group, Inc.            115,000         2,120,313
                                             PMA Capital Corp.                             77,900         1,470,363
                                             Philadelphia Consolidated Holding
                                               Corp.*                                      79,800         1,356,600
                                             RLI Corp.                                     48,100         1,749,638
                                             SCPIE Holdings Inc.                           19,000           461,938
                                             Selective Insurance Group, Inc.               55,700         1,026,969
                                             Stewart Information Services Corp.            57,200           722,150
                                             The Midland Co.                                3,500            87,500
                                             White Mountains Insurance Group, Inc.          5,100           720,056
                                             --------------------------------------------------------------------------
                                                                                                         15,527,004

  CONSUMER FINANCE--0.1%
                                             New Century Financial Corp.*                  65,100           618,450
                                             --------------------------------------------------------------------------

  OTHER FINANCIAL COMPANIES--1.0%
                                             Advanta Corp. "A"                             71,900         1,208,818
                                             Phoenix Investment Partners, Ltd.            194,700         1,630,613
                                             Walter Industries, Inc.                      101,400         1,096,388
                                             --------------------------------------------------------------------------
                                                                                                          3,935,819

  REAL ESTATE--4.5%
                                             Castle & Cooke, Inc.*                         55,600         1,035,550
                                             Fortress Investment Corp.                    750,000         9,656,250
                                             Prentiss Properties Trust (REIT)             322,200         7,732,800
                                             --------------------------------------------------------------------------
                                                                                                         18,424,600
-----------------------------------------------------------------------------------------------------------------------

MEDIA--1.1%
  PRINT MEDIA
                                             Valassis Communications, Inc.*               139,900         4,616,700
                                             --------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    NUMBER OF SHARES      VALUE

SERVICE INDUSTRIES--5.4%
  EDP SERVICES--1.1%
                                             Analysts International Corp.                  36,900      $    299,812
                                             Keane, Inc.*                                  96,500         2,587,406
                                             QRS Corp.*                                    19,900           547,250
                                             Systems & Computer Technology Corp.*          44,600           841,825
                                             --------------------------------------------------------------------------
                                                                                                          4,276,293

  ENVIRONMENTAL SERVICES--0.4%
                                             URS Corp.*                                   116,700         1,531,688
                                             --------------------------------------------------------------------------

  INVESTMENT--0.4%
                                             Raymond James Financial, Inc.                 34,900           684,913
                                             Southwest Securities Group, Inc.              38,100         1,104,900
                                             --------------------------------------------------------------------------
                                                                                                          1,789,813

  MISCELLANEOUS COMMERCIAL--3.0%
                                             AnswerThink Consulting Group, Inc. *          14,400           254,700
                                             Bell & Howell Holdings Co.*                  113,200         2,426,725
                                             Century Business Services, Inc.*             140,900           369,862
                                             Computer Task Group Inc.                     184,100         1,323,218
                                             Encompass Services Corp.*                    212,194         1,206,853
                                             First Consulting Group, Inc.*                  9,200            71,300
                                             Harbinger Corp.*                              29,700           443,644
                                             IT Group, Inc.*                               94,200           547,538
                                             Kelly Services, Inc. "A"                      60,300         1,386,900
                                             Lason, Inc.*                                  59,700           156,713
                                             Morrison Knudsen Corp.*                       46,400           359,600
                                             Personnel Group of America, Inc.*            128,000           512,000
                                             Syntel, Inc.*                                 90,400         1,096,100
                                             Technology Solutions Co.                      41,500           203,609
                                             Volt Information Sciences, Inc.*              51,600         1,489,950
                                             eLoyalty Corp.*                               41,500           622,500
                                             --------------------------------------------------------------------------
                                                                                                         12,471,212

  MISCELLANEOUS CONSUMER--0.3%
                                             CDI Corp.*                                    57,500         1,239,843
                                             --------------------------------------------------------------------------

  PRINTING/PUBLISHING--0.1%
                                             Mail-Well, Inc.*                              51,800           485,625
                                             --------------------------------------------------------------------------

  MISCELLANEOUS--0.1%
                                             Interlogix Inc*                               21,412           473,741
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

DURABLES--4.8%
  AEROSPACE--1.4%
                                             Aeroflex, Inc.*                              103,500         3,738,937
                                             Alliant Techsystems, Inc.*                    18,900         1,304,100
                                             Primex Technologies, Inc.                     39,600           762,300
                                             --------------------------------------------------------------------------
                                                                                                          5,805,337

  AUTOMOBILES--1.5%
                                             Borg-Warner Automotive Inc.                  142,700         5,672,325
                                             Oshkosh Truck Corp.                           15,200           463,600
                                             --------------------------------------------------------------------------
                                                                                                          6,135,925

  CONSTRUCTION/AGRICULTURAL--0.1%
                                             Terex Corp.*                                  24,000           382,500
                                             --------------------------------------------------------------------------

  LEASING COMPANIES--1.5%
                                             Aaron Rents, Inc.                             23,800           309,400
                                             Dollar Thrifty Automotive Group, Inc.        316,300         5,693,400
                                             --------------------------------------------------------------------------
                                                                                                          6,002,800

  TELECOMMUNICATIONS EQUIPMENT--0.3%
                                             Brooktrout Technology Inc.*                   20,000           451,250
                                             Inter-Tel, Inc.                               64,500           923,156
                                             --------------------------------------------------------------------------
                                                                                                          1,374,406
-----------------------------------------------------------------------------------------------------------------------

MANUFACTURING--10.8%
  CONTAINERS & PAPER--0.1%
                                             P.H. Glatfelter Co.                           37,200           439,425
                                             --------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                    NUMBER OF SHARES      VALUE

  DIVERSIFIED MANUFACTURING--1.9%
                                             Briggs & Stratton Corp.                       47,000      $  1,880,000
                                             Myers Industries, Inc.                       431,079         5,873,451
                                             --------------------------------------------------------------------------
                                                                                                          7,753,451

  ELECTRICAL PRODUCTS--0.4%
                                             Methode Electronics "A"                       46,500         1,668,188
                                             --------------------------------------------------------------------------

  INDUSTRIAL SPECIALTY--2.6%
                                             Buckeye Technologies, Inc.*                  113,500         2,163,593
                                             Fleetwood Enterprises, Inc.                  290,800         4,143,900
                                             Gardner Denver Inc.*                          28,300           495,250
                                             General Cable Corp.                          178,300         1,482,118
                                             UNOVA, Inc.*                                 177,100         2,446,194
                                             --------------------------------------------------------------------------
                                                                                                         10,731,055

  MACHINERY/COMPONENTS--5.6%
                                             American Axle & Manufacturing
                                               Holdings, Inc.*                            503,400         8,274,637
                                             CIRCOR International, Inc.                   146,900         1,551,631
                                             Intermet Corp.                               421,200         2,895,750
                                             RadiSys Corp.*                                49,450         1,928,550
                                             Shaw Group, Inc.*                             90,400         3,943,700
                                             Varco International Inc*                      31,563           686,495
                                             Watts Industries, Inc. "A"                   333,800         3,796,975
                                             Woodward Governor Co.                          1,700            41,438
                                             --------------------------------------------------------------------------
                                                                                                         23,119,176

  WHOLESALE DISTRIBUTORS--0.0%
                                             WESCO International, Inc.*                     6,500            62,969
                                             --------------------------------------------------------------------------

  MISCELLANEOUS--0.2%
                                             MKS Instruments Inc*                           6,800           267,750
                                             Sipex Corp.*                                  35,000           766,172
                                             --------------------------------------------------------------------------
                                                                                                          1,033,922
-----------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--18.0%
  COMPUTER SOFTWARE--7.0%
                                             3Dfx Interactive, Inc.*                      102,900           758,888
                                             Activision, Inc.*                            106,400           658,350
                                             Advanced Digital Information Corp.*           78,800         1,004,700
                                             Advent Software, Inc.*                        31,400         1,181,425
                                             Axent Technologies, Inc.*                     13,000           240,906
                                             Banyan Systems Inc.                           50,200           414,150
                                             Cybex Computer Products Corp.*                18,450           618,075
                                             Epicor Software Corp.*                       265,000           944,062
                                             Factset Research Systems Inc.                 89,200         2,296,900
                                             Great Plains Software, Inc.*                  27,600         1,145,400
                                             Hyperion Solutions Corp.*                     36,000         1,129,500
                                             IMRglobal Corp.*                             101,000         1,666,500
                                             ISS Group, Inc.*                               7,000           518,000
                                             InfoCure Corp.*                               67,200           294,000
                                             JDA Software Group, Inc.*                     78,800         1,211,550
                                             MAPICS, Inc.*                                 75,000           384,375
                                             MICROS Systems, Inc.*                         45,300         1,432,613
                                             MTI Technology Corp.*                        121,600           858,800
                                             MTS Systems Corp.                            140,000         1,019,375
                                             Mercator Software Inc.*                       15,700           467,075
                                             Metro Information Services Inc.*             111,400         1,110,519
                                             Progress Software Corp.*                      29,000           438,625
                                             Remedy Corp.*                                 70,700         2,934,050
                                             Santa Cruz Operations Inc.*                  232,400           973,175
                                             Structural Dynamics Research Corp.*          153,500         1,746,063
                                             THQ, Inc.*                                   163,800         1,576,575
                                             Unigraphics Solutions Inc.*                   21,800           506,850
                                             Verity, Inc. *                                37,600         1,269,000
                                             --------------------------------------------------------------------------
                                                                                                         28,799,501

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    NUMBER OF SHARES      VALUE

  DIVERSE ELECTRONIC PRODUCTS--0.7%
                                             Cable Design Technologies Corp.*              57,200      $  1,583,725
                                             DSP Group, Inc.*                              26,600         1,190,350
                                             --------------------------------------------------------------------------
                                                                                                          2,774,075

  EDP PERIPHERALS--0.7%
                                             Gerber Scientific, Inc.                       80,500           966,000
                                             In Focus Systems, Inc.*                       60,000         1,676,250
                                             NeoMagic Corp.*                              111,600           345,263
                                             --------------------------------------------------------------------------
                                                                                                          2,987,513

  ELECTRONIC COMPONENTS--1.5%
                                             Apex Inc.*                                    15,500           563,812
                                             Brightpoint, Inc.*                            41,100           480,356
                                             Kent Electronics Corp.*                       23,000           638,250
                                             Maxwell Technologies, Inc.*                   44,000           610,500
                                             Pioneer-Standard Electronics, Inc.            94,500         1,134,000
                                             Technitrol, Inc.                              37,600         2,594,400
                                             --------------------------------------------------------------------------
                                                                                                          6,021,318

  ELECTRONIC DATA PROCESSING--0.4%
                                             Information Resources, Inc.*                  98,300           491,500
                                             SAGA Systems, Inc.*                           19,400           284,938
                                             Sunquest Information Systems, Inc.*          142,200         1,035,394
                                             --------------------------------------------------------------------------
                                                                                                          1,811,832

  MILITARY ELECTRONICS--0.5%
                                             Titan Corp.*                                  61,300         2,199,138
                                             --------------------------------------------------------------------------

  OFFICE/PLANT AUTOMATION--1.6%
                                             CACI International, Inc.*                    151,500         2,992,125
                                             FileNet Corp.*                                20,000           420,000
                                             Kronos, Inc.*                                 17,000           505,750
                                             Mercury Computer Systems, Inc.*               55,600         1,744,450
                                             Pinnacle Systems, Inc.*                        4,600           110,400
                                             Radiant Systems Inc.*                         41,500           648,438
                                             --------------------------------------------------------------------------
                                                                                                          6,421,163

  PRECISION INSTRUMENTS--0.7%
                                             Analogic Corp.                                32,500         1,174,062
                                             Molecular Devices Corp.*                      27,300         1,457,138
                                             Moog Inc. "A"*                                12,400           265,050
                                             Silicon Valley Group Inc.*                     4,600           122,475
                                             --------------------------------------------------------------------------
                                                                                                          3,018,725

  SEMICONDUCTORS--4.5%
                                             Actel Corp.*                                   7,000           203,875
                                             Alliance Semiconductor Corp.*                105,000         2,605,312
                                             Alpha Industries, Inc. *                      74,400         3,427,050
                                             Burr-Brown Corp.*                             85,625         4,875,273
                                             Cree Research, Inc. *                         29,300         3,559,492
                                             Exar Corp.*                                   52,050         3,578,437
                                             General Semiconductor, Inc.*                  17,000           267,750
                                             --------------------------------------------------------------------------
                                                                                                         18,517,189

  MISCELLANEOUS--0.4%
                                             Phoenix Technologies ltd*                     32,600           586,800
                                             SEREMA Software, Inc.*                        30,000           858,750
                                             iGATE Capital Corp.*                           4,200            65,888
                                             --------------------------------------------------------------------------
                                                                                                          1,511,438
-----------------------------------------------------------------------------------------------------------------------

ENERGY--3.9%
  OIL & GAS PRODUCTION--3.0%
                                             Atwood Oceanics, Inc.*                        29,400         1,607,812
                                             Chieftain International, Inc.*               200,000         4,400,000
                                             Cross Timbers Oil Company                     75,700         1,537,656
                                             Tesoro Petroleum Corp.*                      466,600         4,782,650
                                             --------------------------------------------------------------------------
                                                                                                         12,328,118

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                    NUMBER OF SHARES      VALUE

  OIL COMPANIES--0.5%
                                             Giant Industries, Inc.*                      214,600      $  1,891,163
                                             --------------------------------------------------------------------------

  OILFIELD SERVICES--0.4%
                                             Oceaneering International, Inc.*              81,000         1,579,500
                                             Seitel, Inc.*                                 33,900           288,150
                                             --------------------------------------------------------------------------
                                                                                                          1,867,650
-----------------------------------------------------------------------------------------------------------------------

METALS & MINERALS--2.0%
  STEEL & METALS
                                             AMCOL International Corp.                    369,200         6,137,950
                                             IMCO Recycling Inc.                           50,000           334,375
                                             Quanex Corp.                                 125,200         1,831,050
                                             --------------------------------------------------------------------------
                                                                                                          8,303,375
-----------------------------------------------------------------------------------------------------------------------

CONSTRUCTION--4.1%
  BUILDING MATERIALS--1.9%
                                             Elcor Corp.                                   41,825           797,289
                                             Florida Rock Industries, Inc.                 32,400         1,281,825
                                             Southdown, Inc.                               88,200         5,413,275
                                             Universal Forest Products, Inc.               36,300           476,438
                                             --------------------------------------------------------------------------
                                                                                                          7,968,827

  BUILDING PRODUCTS--0.6%
                                             Emcor Group, Inc.*                            59,500         1,312,718
                                             Genlyte Group, Inc.*                          30,200           611,550
                                             Nortek, Inc.*                                 21,100           452,331
                                             --------------------------------------------------------------------------
                                                                                                          2,376,599

  HOMEBUILDING--1.6%
                                             Del Webb Corp.*                              277,500         4,231,875
                                             MDC Holdings, Inc.                            22,200           428,738
                                             NVR Inc.*                                     23,200         1,276,000
                                             Standard Pacific Corp.                        39,300           447,038
                                             --------------------------------------------------------------------------
                                                                                                          6,383,651
-----------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--4.7%
  AIR FREIGHT--0.3%
                                             Airborne Freight Corp.                        57,700         1,164,818
                                             --------------------------------------------------------------------------

  AIRLINES--2.3%
                                             America West Holdings Corp. "B"*             528,200         9,408,562
                                             --------------------------------------------------------------------------

  RAILROADS--1.5%
                                             Trinity Industries, Inc.                     280,500         6,188,531
                                             --------------------------------------------------------------------------

  TRUCKING--0.6%
                                             M.S. Carriers Inc.*                           40,600           781,550
                                             Roadway Express, Inc.                         64,600         1,380,825
                                             Yellow Corp.*                                 24,500           401,188
                                             --------------------------------------------------------------------------
                                                                                                          2,563,563
-----------------------------------------------------------------------------------------------------------------------

UTILITIES--3.8%
  ELECTRIC UTILITIES--2.6%
                                             Anixter International Inc.*                   61,500         1,737,375
                                             El Paso Electric Co.*                        616,100         7,316,187
                                             Public Service Co. of New Mexico             102,100         1,703,794
                                             --------------------------------------------------------------------------
                                                                                                         10,757,356

  NATURAL GAS DISTRIBUTION--1.2%
                                             Energen Corp.                                 88,200         1,951,425
                                             NUI Corp.                                     82,400         2,307,200
                                             ONEOK, Inc.                                   10,000           291,250
                                             South Jersey Industries, Inc.                 20,900           544,706
                                             --------------------------------------------------------------------------
                                                                                                          5,094,581
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $422,444,255)                                        402,414,875
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $433,095,255) (a)                                   $413,065,875
                                             --------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

 *  Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) Cost for federal income tax purposes was $433,095,255. At May 31, 2000 net unrealized depreciation for all securities based on tax cost was $20,029,380. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $63,551,468, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $83,580,848.

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of May 31, 2000
(UNAUDITED)

ASSETS
Investments in securities, at value (cost $433,095,255)         $413,065,875
----------------------------------------------------------------------------
Cash                                                               1,578,008
----------------------------------------------------------------------------
Receivable for investments sold                                    3,241,838
----------------------------------------------------------------------------
Dividends receivable                                                 195,290
----------------------------------------------------------------------------
Interest receivable                                                    1,885
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      318,769
----------------------------------------------------------------------------
TOTAL ASSETS                                                     418,401,665
----------------------------------------------------------------------------
 LIABILITIES
Payable for Fund shares redeemed                                   6,143,133
----------------------------------------------------------------------------
Accrued management fee                                               267,477
----------------------------------------------------------------------------
Other accrued expenses and payables                                  668,979
----------------------------------------------------------------------------
Total liabilities                                                  7,079,589
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $411,322,076
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $ (2,480,893)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments        (20,029,380)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (78,249,823)
----------------------------------------------------------------------------
Paid-in capital                                                  512,082,172
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $411,322,076
----------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($195,857,980 / 11,609,422 shares of capital stock
  outstanding, $.01 par value, 320,000,000 shares
  authorized)                                                         $16.87
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $16.87)              $17.90
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($174,711,360
  / 10,760,994 shares of capital stock outstanding, $.01 par
  value, 320,000,000 shares authorized)                               $16.24
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($36,943,127 /
  2,264,061 shares of capital stock outstanding, $.01 par
  value, 60,000,000 shares authorized)                                $16.32
----------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($3,809,609 / 219,786 shares of capital stock outstanding,
  $.01 par value, 60,000,000 shares authorized)                       $17.33
----------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2000
(UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                       $  2,593,516
----------------------------------------------------------------------------
Interest                                                             164,377
----------------------------------------------------------------------------
Total income                                                       2,757,893
----------------------------------------------------------------------------
Expenses:
Management fee                                                     1,897,839
----------------------------------------------------------------------------
Services to shareholders                                           1,405,886
----------------------------------------------------------------------------
Custodian fees                                                         6,111
----------------------------------------------------------------------------
Distribution services fees                                           994,743
----------------------------------------------------------------------------
Administrative services fees                                         639,617
----------------------------------------------------------------------------
Auditing                                                              23,790
----------------------------------------------------------------------------
Legal                                                                  7,503
----------------------------------------------------------------------------
Directors' fees and expenses                                          25,986
----------------------------------------------------------------------------
Reports to shareholders                                              164,888
----------------------------------------------------------------------------
Registration fees                                                     62,246
----------------------------------------------------------------------------
Other                                                                 31,180
----------------------------------------------------------------------------
Total expenses, before expense reductions                          5,259,789
----------------------------------------------------------------------------
Expense reductions                                                   (21,003)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           5,238,786
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (2,480,893)
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                         12,148,856
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (30,238,631)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (18,089,775)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $(20,570,668)
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                   MAY 31,                 YEAR ENDED
                                                                    2000                  NOVEMBER 30,
                                                                 (UNAUDITED)                  1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $  (2,480,893)               (1,508,861)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                12,148,856               (72,560,720)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (30,238,631)               71,232,250
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        (20,570,668)               (2,837,331)
-------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         292,803,534               665,900,388
-------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (482,715,967)           (1,021,668,880)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                     (189,912,433)             (355,768,492)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (210,483,101)             (358,605,823)
-------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD                                 621,805,177               980,411,000
-------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment loss of $2,480,893 for the period ended May 31,
2000)                                                           $ 411,322,076               621,805,177
-------------------------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FOR THE FINANCIAL STATEMENTS.

                                                                           CLASS A
                                        SIX MONTHS         YEAR ENDED       ELEVEN MONTHS          YEAR ENDED
                                          ENDED           NOVEMBER 30,         ENDED              DECEMBER 31,
                                        MAY 31, 2000   ------------------   NOVEMBER 30,    -------------------------
                                        (UNAUDITED)      1999      1998        1997          1996      1995     1994
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $17.75         17.80     21.83         18.28       14.50    10.85    11.23
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                 (.05)(a)       .04(a)     .06          .05         .14(a)   (.02)     --
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                   (.83)         (.09)    (3.39)         3.50        4.14     4.64      .02
---------------------------------------------------------------------------------------------------------------------
Total from investment operations             (.88)         (.05)    (3.33)         3.55        4.28     4.62      .02
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                          --            --        --            --        (.07)      --       --
---------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                   --            --      (.70)           --        (.43)    (.97)    (.40)
---------------------------------------------------------------------------------------------------------------------
Total distributions                            --            --      (.70)           --        (.50)    (.97)    (.40)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $16.87         17.75     17.80         21.83       18.28    14.50    10.85
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (C)                          (4.96)**       (.28)   (15.69)        19.42**     29.60(B)  43.29(B)    .15(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in
thousands)                                195,858       296,864   489,734       736,412     144,812   20,684    6,931
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                               1.64*         1.52      1.42          1.32*       1.47     1.83     1.82
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                               1.63*         1.52      1.42          1.32*       1.31     1.25     1.25
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  (%)                                        (.56)*         .21       .25           .51*        .87     (.16)    (.03)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     9*           47        50            83*         23       86      140
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                           CLASS B
                                                                                                        FOR THE PERIOD
                                                                                                        SEPTEMBER 11
                                      SIX MONTHS        YEAR ENDED       ELEVEN MONTHS     YEAR         (COMMENCEMENT
                                        ENDED          NOVEMBER 30,        ENDED           ENDED        OF OPERATIONS)
                                      MAY 31, 2000   -----------------   NOVEMBER 30,    DECEMBER 31,   TO DECEMBER 31,
                                      (UNAUDITED)     1999      1998        1997           1996            1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period     $17.15        17.33     21.46        18.14          14.48           15.75
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)               (.12)(a)     (.11)(a)    (.12)       (.04)          .01(a)         (.02)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investment transactions          (.79)        (.07)    (3.31)        3.36           4.11            (.41)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations           (.91)        (.18)    (3.43)        3.32           4.12            (.43)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                        --           --        --           --           (.03)             --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                 --           --      (.70)          --           (.43)           (.84)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                          --           --      (.70)          --           (.46)           (.84)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $16.24        17.15     17.33        21.46          18.14           14.48
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (C)                        (5.31)**     (1.04)   (16.45)       18.30**        28.54(B)        (2.52)**(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in
thousands)                              174,711      261,953   390,043      412,479         99,355           8,072
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                             2.43*        2.36      2.34         2.34*          2.49            2.39*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                             2.42*        2.36      2.34         2.34*          2.12            2.00*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                (1.35)*       (.63)     (.67)        (.51)*          .06            (.99)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   9*          47        50           83*            23              86*
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                          CLASS C
                                                                                                      FOR THE PERIOD
                                                                                                      SEPTEMBER 11
                                      SIX MONTHS       YEAR ENDED      ELEVEN MONTHS                  (COMMENCEMENT
                                        ENDED         NOVEMBER 30,       ENDED         YEAR ENDED     OF OPERATIONS)
                                      MAY 31, 2000   ---------------   NOVEMBER 30,    DECEMBER 31,   TO DECEMBER 31,
                                      (UNAUDITED)     1999     1998      1997            1996            1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period     $17.24       17.39    21.51       18.17           14.48           15.75
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)               (.11)(a)    (.09)(a)   (.12)      (.03)           .01(a)         (.02)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investment transactions          (.81)       (.06)   (3.30)       3.37            4.14            (.41)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations           (.92)       (.15)   (3.42)       3.34            4.15            (.43)
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                        --          --       --          --            (.03)             --
---------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                 --          --     (.70)         --            (.43)           (.84)
---------------------------------------------------------------------------------------------------------------------
Total distributions                          --          --     (.70)         --            (.46)           (.84)
---------------------------------------------------------------------------------------------------------------------
Net assets value, end of period          $16.32       17.24    17.39       21.51           18.17           14.48
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (C)                        (5.34)**     (.86)  (16.37)      18.38**         28.77(B)        (2.51)**(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in
thousands)                               36,943      57,420   91,473      99,526          20,054             985
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                             2.39*       2.25     2.28        2.24*           2.19            2.35*
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                             2.38*       2.25     2.28        2.24*           2.06            1.95*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                       (1.31)*      (.52)    (.61)       (.41)*           .12            (.94)*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   9*         47       50          83*             23              86*
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                            CLASS I
                                                                                                       FOR THE PERIOD
                                          SIX MONTHS                                                   NOVEMBER 1
                                           ENDED         YEAR ENDED     ELEVEN MONTHS     YEAR         (COMMENCEMENT
                                          MAY 31,       NOVEMBER 30,      ENDED          ENDED         OF OPERATIONS)
                                            2000       --------------   NOVEMBER 30,    DECEMBER 31,   TO DECEMBER 31,
                                          (UNAUDITED)  1999     1998      1997            1996            1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period        $18.19     18.13    22.08       18.40          14.52            14.25
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   .01(a)    .15(a)    .28        .13            .25(a)            --
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                    (.87)     (.09)   (3.53)       3.55           4.13             1.11
----------------------------------------------------------------------------------------------------------------------
Total from investment operations              (.86)      .06    (3.25)       3.68           4.38             1.11
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                           --        --       --          --           (.07)              --
----------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                    --        --     (.70)         --           (.43)            (.84)
----------------------------------------------------------------------------------------------------------------------
Total distributions                             --        --     (.70)         --           (.50)            (.84)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $17.33     18.19    18.13       22.08          18.40            14.52
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                             (4.73)**    .33   (15.14)      20.00**        30.28(B)          8.03**(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in
thousands)                                   3,810     5,568    9,161      14,727          9,001            1,865
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                 .99*      .92      .86         .89*           .84              .90*
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                 .98*      .92      .86         .89*           .84              .47*
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      .09*      .81      .81         .94*          1.34              .28*
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      9*       47       50          83*            23               86*
----------------------------------------------------------------------------------------------------------------------

 * Annualized

** Not Annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Small Cap Value Fund (the "Fund") is a
                             diversified series of Kemper Value Series, Inc.
                             (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open management investment company organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall

NOTES TO FINANCIAL STATEMENTS

                             be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1999 through November 30, 1999 the Fund incurred approximately $19,901,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 1, 2000.

                             At November 30, 1999, the Fund had a tax basis net capital loss carryforward of approximately $70,541,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2006 ($6,815,000) and November 30, 2007 ($63,726,000),
                             the respective expiration dates.

                             DISTRIBUTIONS OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    PURCHASE & SALES
     OF SECURITIES           For the six months ended May 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                             $  23,145,105

                             Proceeds from sales                     213,342,494

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,897,839 for the six months ended May 31, 2000, which was equivalent to an annualized effective rate of .73% of the Fund's average daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended May 31, 2000 are $21,004.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sale of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended May 31, 2000 are $1,791,240, of which $123,105 was unpaid at May 31,
                             2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended May 31, 2000 are $639,617, of which $81,607 was unpaid at May 31, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $976,963 for the six months ended May 31, 2000, of which $326,124 was unpaid at May 31, 2000.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 2000, the Fund made no payments to its officers and incurred directors fees of $25,986 to independent directors.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                    SIX MONTHS ENDED                      YEAR ENDED
                                                                      MAY 31, 2000                    NOVEMBER 30, 1999
                                                              ----------------------------       ----------------------------
                                                                SHARES          AMOUNT             SHARES          AMOUNT
                                       SHARES SOLD
                                        Class A                14,917,746    $ 267,127,536        31,425,146    $ 562,252,632
                                       --------------------------------------------------------------------------------------
                                        Class B                   934,345       16,081,601         3,877,050       68,166,631
                                       --------------------------------------------------------------------------------------
                                        Class C                   372,811        6,474,313         1,137,319       20,355,534
                                       --------------------------------------------------------------------------------------
                                        Class I                    63,193        1,170,240           336,913        6,404,017
                                       --------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (20,141,399)    (360,973,563)      (42,695,981)    (773,760,212)
                                       --------------------------------------------------------------------------------------
                                        Class B                (5,331,543)     (92,074,031)      (10,611,386)    (175,703,372)
                                       --------------------------------------------------------------------------------------
                                        Class C                (1,440,300)     (24,992,621)       (3,066,404)     (53,368,588)
                                       --------------------------------------------------------------------------------------
                                        Class I                  (149,504)      (2,725,908)         (536,067)     (10,115,134)
                                       --------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   109,466        1,949,844           484,095        8,721,574
                                       --------------------------------------------------------------------------------------
                                        Class B                  (113,510)      (1,949,844)         (498,722)      (8,721,574)
                                       --------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS           $(189,912,433)                     $(355,768,492)
                                       --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $937 and $20,066, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF
     CREDIT The Fund and several Kemper funds (the "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES

NOTES

NOTES

DIRECTORS                         OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    THOMAS F. SASSI
Director                          President                         Vice President
JAMES R. EDGAR                    PHILIP J. COLLORA                 WILLIAM F. TRUSCOTT
Director                          Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                LINDA J. WONDRACK
Director                          JAMES M. EYSENBACH                Vice President
                                  Vice President
FREDERICK T. KELSEY                                                 MAUREEN E. KANE
Director                          JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
THOMAS W. LITTAUER                                                  CAROLINE PEARSON
Director and Vice President       ANN M. MCCREARY                   Assistant Secretary
                                  Vice President
FRED B. RENWICK                                                     BRENDA LYONS
Director                          KATHRYN L. QUIRK                  Assistant Secretary
                                  Vice President
JOHN G. WEITHERS
Director                          LOIS R. ROMAN
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT                           ERNST & YOUNG LLP
AUDITORS                              233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL                             KEMPER DISTRIBUTORS, INC.
UNDERWRITER                           222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com

DIRECTORS&OFFICERS

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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)